Exhibit 10.43a


                 AMENDMENT NO. 1 TO 1992 STOCK OPTION AGREEMENT


            This Amendment No. 1 to the Stock Option Agreement dated as of February 25, 1992 (the "Agreement"), is made by and between Eugene
       L. Froelich (the "Executive") and Maxicare Health Plans, Inc., a Delaware corporation (the "Company") and dated as of April 1, 1996 (the "Amendment No. 1").

            WHEREAS, Executive has served as Executive Vice President-Finance and Administration and Chief Financial Officer of the Company since April, 1989;

            WHEREAS, the Company and the Executive have entered into an Amended and Restated Employment Agreement dated as of the date hereof which provides for certain terms and conditions regarding the employment of Executive by the Company; and

            WHEREAS, the Company and the Executive desire to make certain changes to the Agreement as set forth herein;

            NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Executive and the Company hereby agree as follows:


            1.   Section 5 of the Agreement is hereby amended as follows:

                 (a) to add in the fifth line of Subsection (a) thereof after the word "merger" the following:

                      "stock split, reverse stock split,"

                 (a)  To add in the fourth line of Subsection
       (b)(ii) thereof after the word "transaction" the following:


                      ".        For     the     purposes    hereof,    the
                      aforementioned economic benefit to the Executive shall be calculated (without regard to the illiquidity of the Option Shares) based upon actual difference between the Option Price and the closing price of the Common Stock on the last trading day prior to the consummation of such event or transaction."








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
            2. Section 6 of the Agreement is hereby amended to add in the sixth line of Subsection (c) thereof after "substance" the following:

                 "reasonably"

            3. Section 9 of the Agreement is hereby amended to delete in the fourth line thereof "it".

            4. Section 11 of the Agreement is hereby amended to add after "by" on the second line thereof:

                 "virtue of the grant of"

            5.   Section 13 of the Agreement is hereby amended as follows:

                 (a)  Subsection  13.4   is   hereby   amended  to  delete
       "specified" from the ninth line and add the following in lieu thereof:

                 "specific"

                 (b) A new Subsection 13.9 shall be added to Section 13 as follows:


                      "13.9   The Jurisdiction, Attorneys' Fees.
                      The parties hereto agree that any and all disputes hereunder shall be submitted to a court located in Los Angeles, California and in this regard, the parties agree that they shall consent to personal jurisdiction to any
                      state  and/or  the   United  States  District  Court
                      for the Central District of California sitting in Los Angeles, California and agree to venue in the State of California. All costs and expenses (including attorneys'
                      fees) incurred by the parties in connection with any dispute arising under this Agreement, shall be apportioned between the parties by a court based upon such court's determination of the merits of their respective positions."


            6. Except as expressly set forth herein, all of the terms and conditions contained in the Agreement shall remain in full force and effect.








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

            IN WITNESS WHEREOF, this Amendment No. 1 to the Agreement has been executed as of the date first above-written.



                                    MAXICARE HEALTH PLANS, INC.



                                    ---------------------------

                                    By:
                                       ------------------------

                                    Title:
                                          ---------------------



                                    EXECUTIVE


                                       /s/ Eugene L. Froelich
                                       ----------------------
                                           Eugene L. Froelich


                                    Title: Executive Vice President -
                                           Finance and Administration
                                           and Chief Financial Officer
                                           Maxicare Health Plans, Inc.
                                           ---------------------------
























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